UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2003

INTERNATIONAL LEASE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

California	0-11350	22-3059110

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Avenue of the Stars, 39th Floor, Los Angeles, California		90067

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:  (310) 788-1999

(Former name or former address, if changed since last report.)

     Not applicable.

Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure and Results of Operations and Financial Condition
Index to Exhibits
Exhibit 99.1

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release of International Lease Finance Corporation dated April 24, 2003.

Item 9. Regulation FD Disclosure and Results of Operations and Financial Condition

     The following information, including the text of the press release attached as an exhibit to this Form 8-K, is furnished under Item 9 and Item 12 of Form 8-K. On April 24, 2003, International Lease Finance Corporation issued the press release attached hereto as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

/s/ Alan H. Lund

	By:	Alan H. Lund Vice Chairman and Chief Financial Officer
DATED: April 25, 2003

Index to Exhibits

Exhibits

99.1	Press Release of International Lease Finance Corporation dated April 24, 2003.